                                                                   EXHIBIT 99.1

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

  On December 14, 1997, Physician Sales & Service, Inc. ("PSS") signed a definitive agreement to acquire Gulf South Medical Supply, Inc. ("GSMS") in a merger (the "Merger") to be accounted for as a pooling of interests. The unaudited pro forma condensed combined balance sheet as of September 30, 1997 has been prepared as if the Merger took place on that date. The unaudited pro forma condensed combined income statements for the three years ended March 28, 1997 and for the six months ended September 30, 1997 and 1996 have been prepared as if the Merger had occurred on April 1, 1994. The unaudited pro forma condensed combined financial statements are based on the separate historical condensed financial statements of PSS and GSMS giving effect to the transaction under the assumptions and adjustments outlined in the accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements. The unaudited pro forma condensed combined financial statements are provided for comparative purposes only and are not necessarily indicative of the actual results that would have been obtained had the Merger occurred on the dates indicated or that may be achieved in the future.

  The unaudited pro forma condensed combined financial statements should be read in conjunction with the separate audited consolidated financial statements of PSS and GSMS filed on Form 10-K for the fiscal years ended March 28, 1997 and December 31, 1996, respectively, the separate quarterly unaudited consolidated financial statements of PSS and GSMS filed on Form 10-Q for the quarters ended September 30, 1997, and PSS's Current Report on Form 8-K filed on December 23, 1997 which reflects the pooling with S&W X-Ray, Inc.



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

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

                                                HISTORICAL          PRO FORMA
                                        ----------------------  ----------------------
                                           PSS         GSMS     ADJUSTMENTS    COMBINED
                                        ---------    --------   -----------   --------
                                                         (IN THOUSANDS)
                ASSETS
Current assets:
 Cash and cash equivalents............. $ 22,273     $ 49,154                 $ 71,427
 Marketable securities.................      842          --                       842
 Accounts receivable, net..............  150,995       54,055                  205,050
 Inventories...........................   79,129       31,734                  110,863
 Prepaid expenses and other............   32,437        2,982                   35,419
                                        --------     --------                 --------
  Total current assets.................  285,676      137,925                  423,601
Property and equipment, net............   22,599        4,525                   27,124
Intangibles, net.......................   47,692       34,575                   82,267
Other assets...........................    6,958        3,132                   10,090
                                        --------     --------                 --------
 Total assets.......................... $362,925     $180,157                 $543,082
                                        ========     ========                 ========
  LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable...................... $ 83,530     $ 19,289                 $102,819
 Accrued expenses......................   23,937        3,856                   27,793
 Other.................................   15,557          --                    15,557
                                        --------     --------                 --------
Total current liabilities..............  123,024       23,145                  146,169
Long-term debt and capital lease
 obligations, net of current
 maturities............................    1,749          --                     1,749
Other liabilities......................    4,151          --                     4,151
                                        --------     --------                 --------
 Total liabilities.....................  128,924       23,145                  152,069
                                        --------     --------                 --------
Shareholders' equity:
 Common stock..........................      401          163       $ 122 (1)      686
 Additional paid-in capital............  221,075      115,727        (122)(1)  336,680
 Retained earnings.....................   12,245       41,122                   53,367
 Cumulative foreign currency
  translation adjustment...............      280          --                       280
                                        --------     ---------       ----     --------
 Total shareholders' equity............  234,001      157,012          (0)     391,013
                                        --------     ---------       ----     --------
  Total liabilities and shareholders'
   equity.............................. $362,925     $180,157       $   0     $543,082
                                        ========     ========       =====     ========


            See accompanying Notes to Unaudited Pro Forma Condensed
                         Combined Financial Statements.



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

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)

                                            HISTORICAL           PRO FORMA
                                         ------------------ ---------------------
                                           PSS       GSMS   ADJUSTMENTS  COMBINED
                                         --------  -------- -----------  --------
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales..............................  $476,638  $140,430              $617,068
Cost of goods sold.....................   347,354   108,234               455,588
                                         --------  --------              --------
    Gross profit.......................   129,284    32,196               161,480
Selling, general and administrative
 expenses..............................   112,194    18,795               130,989
Merger costs and expenses..............     1,838       --                  1,838
Non-recurring ESOP cost of acquired
 company...............................     2,457       --                  2,457
                                         --------  --------              --------
    Income from operations.............    12,795    13,401                26,196
                                         --------  --------              --------
Other income (expense):
 Net interest (expense) income.........       (99)      973                   874
 Other income..........................     2,021       --                  2,021
                                         --------  --------              --------
                                            1,922       973                 2,895
                                         --------  --------              --------
    Income before income taxes.........    14,717    14,374                29,091
Provision for income taxes.............     6,169     5,520                11,689
                                         --------  --------              --------
Net income.............................  $  8,548  $  8,854              $ 17,402
                                         ========  ========              ========
Net income per common and common
 equivalent share......................  $   0.21  $   0.53              $   0.25
                                         ========  ========              ========
Weighted average shares................    39,832    16,595   12,446(1)    68,873
                                         ========  ========   ======     ========


             See accompanying Notes to Unaudited Pro Forma Condensed
                         Combined Financial Statements.

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                             HISTORICAL         PRO FORMA
                                          ---------------- ---------------------
                                            PSS     GSMS   ADJUSTMENTS  COMBINED
                                          -------- ------- -----------  --------
                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales................................ $359,573 $90,745              $450,318
Cost of goods sold.......................  262,935  69,570               332,505
                                          -------- -------              --------
    Gross profit.........................   96,638  21,175               117,813
Selling, general and administrative
 expenses................................   86,104  11,831                97,935
Merger costs and expenses................    6,934     --                  6,934
Non-recurring ESOP cost of acquired
 company.................................      700     --                    700
                                          -------- -------              --------
    Income from operations...............    2,900   9,344                12,244
                                          -------- -------              --------
Other income:
 Net interest income.....................    1,051     795                 1,846
 Other income............................      674     --                    674
                                          -------- -------              --------
                                             1,725     795                 2,520
                                          -------- -------              --------
    Income before income taxes...........    4,625  10,139                14,764
Provision for income taxes...............    1,862   3,796                 5,658
                                          -------- -------              --------
Net income............................... $  2,763 $ 6,343              $  9,106
                                          ======== =======              ========
Net income per common and common
 equivalent share........................ $   0.07 $  0.41              $   0.14
                                          ======== =======              ========
Weighted average shares..................   38,006  15,604   11,703(1)    65,313
                                          ======== =======   ======     ========



             See accompanying Notes to Unaudited Pro Forma Condensed
                         Combined Financial Statements.



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

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                       FOR THE YEAR ENDED MARCH 28, 1997
                                  (UNAUDITED)

                                         HISTORICAL            PRO FORMA
                                      ------------------  ---------------------
                                        PSS       GSMS    ADJUSTMENTS  COMBINED
                                      --------  --------  -----------  --------
                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales............................ $763,054  $202,084               $965,138
Cost of goods sold...................  558,164   155,616                713,780
                                      --------  --------               --------
    Gross profit.....................  204,890    46,468                251,358
Selling, general and administrative
 expenses............................  187,441    27,359                214,800
Merger costs and expenses............   12,128     1,866                 13,994
Non-recurring ESOP cost of acquired
 company.............................    1,446       --                   1,446
                                      --------  --------               --------
    Income from operations...........    3,875    17,243                 21,118
                                      --------  --------               --------
Other income (expense):
Interest expense.....................   (1,188)     (189)                (1,377)
Interest and investment income.......    2,419     2,248                  4,667
Other income.........................    1,537       --                   1,537
                                      --------  --------               --------
                                         2,768     2,059                  4,827
                                      --------  --------               --------
    Income before income taxes.......    6,643    19,302                 25,945
Provision for income taxes...........    2,216     7,119                  9,335
                                      --------  --------               --------
Net income........................... $  4,427  $ 12,183               $ 16,610
                                      ========  ========               ========
Net income per common and common
 equivalent share.................... $   0.12  $   0.76               $   0.25
                                      ========  ========               ========
Weighted average shares..............   38,015    16,042    12,032(1)    66,089
                                      ========  ========    ======     ========



             See accompanying Notes to Unaudited Pro Forma Condensed
                         Combined Financial Statements.

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                       FOR THE YEAR ENDED MARCH 29, 1996
                                  (UNAUDITED)

                                         HISTORICAL            PRO FORMA
                                      ------------------  ---------------------
                                        PSS       GSMS    ADJUSTMENTS  COMBINED
                                      --------  --------  -----------  --------
                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales............................ $589,120  $140,807               $729,927
Cost of goods sold...................  426,530   106,477                533,007
                                      --------  --------               --------
  Gross profit.......................  162,590    34,330                196,920
Selling, general and administrative
 expenses............................  141,160    19,371                160,531
Merger costs and expenses............   15,732       512                 16,244
Non-recurring ESOP cost of acquired
 company.............................      850       --                     850
                                      --------  --------               --------
  Income from operations.............    4,848    14,447                 19,295
                                      --------  --------               --------
Other income (expense):
Interest expense.....................   (3,568)     (220)                (3,788)
Interest and investment income.......    1,188       104                  1,292
Other income.........................    1,586       --                   1,586
                                      --------  --------               --------
                                          (794)     (116)                  (910)
                                      --------  --------               --------
  Income before income taxes.........    4,054    14,331                 18,385
Provision for income taxes...........    1,925     5,750                  7,675
                                      --------  --------               --------
Net income........................... $  2,129  $  8,581               $ 10,710
                                      ========  ========               ========
Net income per common and common
 equivalent share.................... $   0.06  $   0.61               $   0.19
                                      ========  ========               ========
Weighted average shares..............   32,870    14,019    10,514(1)    57,403
                                      ========  ========    ======     ========



             See accompanying Notes to Unaudited Pro Forma Condensed
                         Combined Financial Statements.

                 PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                       FOR THE YEAR ENDED MARCH 30, 1995
                                  (UNAUDITED)


                                        HISTORICAL            PRO FORMA
                                     ------------------  ---------------------
                                      PSS       GSMS    ADJUSTMENTS  COMBINED
                                     --------  --------  -----------  --------
                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales........................... $471,985  $101,107               $573,092
Cost of goods sold..................  339,670    75,070                414,740
                                     --------  --------               --------
 Gross profit.......................  132,315    26,037                158,352
Selling, general and administrative
 expenses...........................  121,407    14,902                136,309
Restructuring charges...............    4,389       --                   4,389
Non-recurring ESOP cost of acquired
 company............................      832       --                     832
                                     --------  --------               --------
 Income from operations.............    5,687    11,135                 16,822
                                     --------  --------               --------
Other income (expense):
Interest expense....................   (4,506)     (116)                (4,622)
Interest and investment income......        5       245                    250
Other income........................    1,912       --                   1,912
                                     --------  --------               --------
                                       (2,589)      129                 (2,460)
                                     --------  --------               --------
  Income before income taxes........    3,098    11,264                 14,362
Provision for income taxes..........    3,038     4,510                  7,548
                                     --------  --------               --------
Net income.......................... $     60  $  6,754               $  6,814
                                     ========  ========               ========
Net income per common and common
 equivalent share................... $   0.00  $   0.49               $   0.14
                                     ========  ========               ========
Weighted average shares.............   25,101    13,851     10,388(1)   49,340
                                     ========  ========    =======    ========



             See accompanying Notes to Unaudited Pro Forma Condensed
                         Combined Financial Statements.



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

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

  The unaudited pro forma condensed combined financial statements have been prepared by combining the historical balances of PSS and the historical balances of GSMS as recast to a conforming March year end. The following notes describe the pro forma adjustments and other items relevant to such statements.

MERGER COSTS AND EXPENSES AND ANTICIPATED COST SAVINGS

  Certain expenses are expected to be incurred in connection with the consolidation and restructuring of PSS and GSMS. Such activities will include consolidation costs from the closing of duplicate facilites, realigning regional and corporate functions, consolidating information systems and reducing personnel. The expenses associated with these activities cannot be currently estimated with a reasonable degree of accuracy, but preliminary estimates indicate that these expenses may range between $35 million and $45 million. Income tax benefits at the statutory rate resulting from these charges range between $14 million and $18 million. The estimated costs associated with the restructuring activities will be expensed in the period in which the companies complete the restructuring plan.

  Efficiencies and net cost savings are expected to result from the consolidation and restructuring. The unaudited pro forma condensed combined financial statements do not reflect such savings.

PRO FORMA ADJUSTMENTS

(1) SHAREHOLDERS' EQUITY AND EARNINGS PER SHARE

  Shareholders' equity and weighted average common share amounts represent the aggregate weighted average shares of PSS after the pooling, adjusted to reflect the exchange ratio of 1.75 shares of PSS common stock for each share of GSMS common stock.






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